EXHIBIT 10.5

[Shapiro & Co. logo]                                               Integrated

                                                                   Marketing
                                  Perma-Tune
                                 Marketing Plan                    Specialists

Objective
---------
To inform wholesalers and investors of the many benefits of the various PermaTune products in a way that will entice new wholesalers to sell and current wholesalers to promote the products, and investors to invest.

Strategies
----------
The objectives will be obtained through one-on-one meetings with wholesalers using professionally-produced collateral materials, through involvement with investors (based on broker-recommended action) and through public relations.

The six-month marketing plan will be broken into three phases:

          Phase I -                 Produce Collateral Materials

         Phase II -                 Wholesaler Meetings

          Phase III -               Follow-up and Public Relations

Phase I
-------
Shapiro & Company will design and produce material for Perma-Tune to use in their dealings with wholesalers as well as investors. Projects in this phase will include:

   Photo Shoot:         First priority will be to conduct a photo shoot to make
                        available professional photos for use in printed materials.

   Mercedes Brochure:   Tri-fold brochure specific to Mercedes product

   Pocket Folder:       We recommend producing a generic Perma-Tune pocket
                        folder that can be used to provide materials to a variety of audiences.

   Price List:          Simple information sheet

   Investor Materials:  Depending on recommendations of broker, these may be printed pieces designed to fit into pocket folder or may be "shells" which can be customized by Perma-Tune for individual use.

               2901 Dallas Parkway, Suite 340 o Plano, Texas 75093
             - 972-608-2626 - Fax: 972-608.2611 - www.shapiroco.com

Phase II
--------
Perma-Tune will spend time in this phase meeting with wholesalers, using the tools created in Phase I. This activity will take place primarily in November since the majority of the desired wholesalers are in California and you already have plans to be there at that time. We also recommend beginning the public relations retainer in November to prepare for activity in Phase Ill.

   Wholesaler Meetings: November

   Public Relations:    November/ December; planning for early 2001

Phase III
---------
This phase will consist of follow-up calls to contacts made in Phase II and of implementing public relations. Time will also be spent in this phase evaluating the financial status of Perma-Tune, reviewing the marketing efforts to date and formulating some initial recommendations for the following months.

   Follow-up:           January and February

   Public Relations:    January, February and March

   Evaluate Status:     March

ESTIMATED COSTS

Phase I
-------
Collateral materials                     $ 13,000 - $18,000*
(see individual estimates
provided for each project)

Phase II
--------
PR Retainer                              $ 6,000.00
($3,000 / mo. )

Phase III
---------
PR Retainer                              $ 9,000.00
($3,000/mo.)

*Range based on various options within collateral materials

  [Graph presentation]

                              PERMA-TUNE MARKETING


                   Oct       Nov     Dec     Jan      Feb     Mar
                  --------- ------- ------  -------- ------ ------

   Collateral     xxxxx
    Materials
---------------- --------- ------- ------  -------- ------- ------
---------------- --------- ------- ------  -------- ------- ------
   Wholesaler
    Meetings/
     Follow-up             xxxxx           xxxxx
---------------- --------- ------- ------  -------- ------- ------
---------------- --------- ------- ------  -------- ------- ------
   Public                  xxxxx   xxxxx   xxxxx    xxxxx   xxxx
    Relations
---------------- --------- ------- ------  -------- ------- ------
---------------- --------- ------- ------  -------- ------- ------